SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2021

FOR CLASS A, CLASS C, CLASS I, CLASS R6 and ADVISOR CLASS SHARES

This supplement revises the Pacific Funds prospectus dated August 1, 2021 for Class A, Class C, Class I, Class R6 and Advisor Class Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

Pacific Funds Portfolio Optimization Moderate – In the Principal Risks from Holdings in Underlying Funds subsection, Floating Rate Loan Risk is added after Active Management Risk.

●	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. An Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Pacific Funds Portfolio Optimization Moderate – In the Principal Risks from Holdings in Underlying Funds subsection, Floating Rate Loan Risk is added alphabetically.

SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2021

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2021 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

DISTRIBUTION OF TRUST SHARES

In the Initial Sales Charges and Contingent Deferred Sales Charges section, footnote 3 to Category I is deleted and replaced with the following:

[3]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

In the same section, footnote 3 to Category II is deleted and replaced with the following:

[3]	The Distributor will pay selling group members a sales commission out of its own assets based upon the following tiered schedule of the amount invested in Class A shares of this Category: for Pacific Funds Small/Mid Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value, 1% of the amount invested; for Pacific Funds Core Income, Pacific Funds High Income and Pacific Funds Strategic Income, 1% for $500,000 to $4 million and 0.50% for amounts over $4 million. Commissions are based on cumulative investments with no annual reset.

In the same section, footnote 3 to Category III is deleted and replaced with the following:

[3]	The Distributor will pay selling group members a sales commission out of its own assets based upon the following tiered schedule of the amount invested in Class A shares of this Category: for Pacific Funds Floating Rate Income, 1% for $500,000 to $4 million and 0.50% for amounts over $4 million and for Pacific Funds Short Duration Income, 0.75% for $500,000 to $4 million and 0.50% for amounts over $4 million. Commissions are based on cumulative investments with no annual reset.